Exhibit 99.2

Third Quarter 2012 Conference Call July 31, 2012

2 Agenda Introduction Company Highlights Business Update Financial Overview Questions & Answers Richard Zubek Investor Relations Randy Snyder Chairman, Chief Executive Officer and President Hal Weinstein Executive Vice President, Sales and Marketing Shawn Trogdon Global Controller

3 Disclaimer Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”, “growing” and “continue” or other words that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Wesco Aircraft’s current expectation of future events or its future performance and do not relate directly to historical or current events or Wesco Aircraft’s historical or future performance. As such, Wesco Aircraft’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Wesco Aircraft cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Wesco Aircraft undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Wesco Aircraft cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial projections or goals, future growth or the value we currently ascribe to certain attributes set forth herein. Actual results may vary significantly from these statements. Wesco Aircraft’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein, including those highlighted in the section entitled “Risk Factors” in Wesco Aircraft’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011. Wesco Aircraft discloses Adjusted EBITDA and Adjusted Net Income, which are non-GAAP measures its management uses to evaluate its business, because it believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that Wesco Aircraft does not believe are indicative of its core operating performance. Wesco Aircraft believes these metrics are used in the financial community, and it presents these metrics to enhance investors’ understanding of its operating performance and cash flow. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Wesco Aircraft’s cash flow. See the Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Income to GAAP net income.

4 Third Quarter and Year to Date 2012 Highlights Third quarter revenues of $189.3 million, up 5.2% compared to Q3 2011 Rest of World segment revenues up by 34.5% year-over-year Year to date revenues of $564.0 million, up 6.5% compared to the prior year period Excluding the two completed Charleston programs, revenue growth would have been 16.3% Third quarter and year to date 2012 Adjusted EBITDA of $41.1 million and $126.9 million, respectively Adjusted Net Income for the third quarter and year to date 2012 of $22.6 million and $67.7 million, respectively Third quarter and year to date 2012 Adjusted diluted EPS of $0.24 and $0.71, respectively The acquisition of Interfast Inc. was completed on July 3, 2012

5 Third Quarter and Year to Date 2012 Financial Results Third quarter revenue of $189.3 million, up 5.2% year over year Rest of World increased 34.5% compared to the prior year period LTA revenues increased from 32% to 37% of total sales YTD revenue of $564.0 million, up 6.5% year over year Rest of World increased 28.9% compared to prior year period LTA revenues increased from 31% to 36% of total sales +5.2% Revenue Revenue Mix +6.5% 28% 24% 32% 37% 40% 39% Q3 2011 Q3 2012 JIT LTA Adhoc $180.0 $189.3 Q3 2011 Q3 2012 31% 26% 31% 36% 38% 38% YTD 2011 YTD 2012 JIT LTA Adhoc YTD 2011 YTD 2012 $529.6 $564.0

6 Third Quarter and Year to Date 2012 Financial Results Adjusted EBITDA for Q3 2012 of $41.1 million, compared to $43.9 million in Q3 2011 Adjusted EBITDA for YTD 2012 of $126.9 million, compared to $132.9 million in YTD 2011 Adjusted Net Income for Q3 and YTD 2012 of $22.6 million and $67.7 million, respectively Adjusted Diluted EPS for Q3 and YTD 2012 of $0.24 and $0.71, respectively Adjusted EBITDA Adjusted Diluted EPS $43.9 $41.1 Q3 2011 Q3 2012 $0.23 $0.24 Q3 2011 Q3 2012 $132.9 $126.9 YTD 2011 YTD 2012 $0.73 $0.71

7 Full Year 2012 Outlook We are reiterating our previous full year 2012 outlook Revenue forecast (in millions): $740 - $760 Diluted EPS forecast: $0.90 - $0.95 Adjusted Diluted EPS forecast: $0.92 - $0.97 Full Year 2012 Outlook Guidance Range

Appendix 8

9 Non-GAAP Financial Information “Adjusted Net Income” represents Net Income before: (i) amortization of intangible assets, (ii) amortization of inventory step-up, (iii) amortization or write-off of deferred financing costs and original issue discount, or OID, (iv) Carlyle Acquisition related non-cash stock-based compensation expense, (v) unusual or non-recurring items and (vi) the tax effect of items (i) through (v) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted EBITDA” represents net income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization, (iv) amortization of inventory step-up, (v) Carlyle Acquisition related non-cash stock-based compensation expense and (vi) unusual or non-recurring items. Wesco utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance and cash flow. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of our cash flow. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

10 Non-GAAP Financial Information June 30, 2012 June 30, 2011 June 30, 2012 June 30, 2011 EBITDA & Adjusted EBITDA Net income $22,293 $13,961 $65,194 $57,569 Provision for income taxes 7,980 9,921 33,637 37,794 Interest and other, net 5,836 14,966 18,181 27,551 Depreciation and amortization 2,269 2,331 6,901 6,960 EBITDA 38,378 41,179 123,913 129,874 Carlyle Acquisition related non-cash stock-based compensation expense - 176 - 527 Unusual or non-recurring items 2,747 2,504 2,952 2,504 Adjusted EBITDA $41,125 $43,859 $126,865 $132,905 Adjusted Net Income Net income $22,293 $13,961 $65,194 $57,569 Amortization of intangible assets 923 926 2,769 2,774 Amortization of deferred financing costs 601 8,355 2,201 10,280 Carlyle Acquisition related non-cash stock-based compensation expense - 176 - 527 Unusual or non-recurring items 472 2,504 678 2,504 Adjustments for tax effect (assumed rate of 40%) (1,708) (4,784) (3,169) (6,434) Adjusted Net Income $22,581 $21,138 $67,673 $67,220 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 92,486 90,614 91,815 90,599 Adjusted Net Income Per Basic Shares $0.24 $0.23 $0.74 $0.74 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 96,068 92,713 95,554 92,662 Adjusted Net Income Per Diluted Shares $0.24 $0.23 $0.71 $0.73 Three Months Ended Nine Months Ended